                               POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George O. Mallon, Jr. and Roy K. Ross, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Mallon Resources Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including 3,450,000 shares of Common Stock of the Company, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to a Registration Statement on Form S-2 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.


           Signature                          Title                             Date
           ---------                          -----                             ----

    /s/ George O. Mallon, Jr.     Chairman of the Board, Director,         October 17, 1997
-------------------------------   President and Chief Executive Officer
      George O. Mallon, Jr.       (Principal Executive Officer)



         /s/ Roy K. Ross          Executive Vice President and Director    October 17, 1997
-------------------------------
           Roy K. Ross



    /s/ Kevin M. Fitzgerald       Executive Vice President and Director    October 17, 1997
-------------------------------
      Kevin M. Fitzgerald



     /s/ Alfonso R. Lopez         Treasurer (Principal Financial Officer)  October 17, 1997
-------------------------------
       Alfonso R. Lopez



   /s/ Carolena F. Chapman        Controller (Principal Accounting         October 17, 1997
-------------------------------   Officer)
     Carolena F. Chapman



     /s/ Frank Douglass           Director                                 October 17, 1997
-------------------------------
       Frank Douglass



   /s/ Roger R. Mitchell          Director                                 October 17, 1997
-------------------------------
     Roger R. Mitchell



 /s/ Francis J. Reinhardt, Jr.    Director                                 October 17, 1997
-------------------------------
   Francis J. Reinhardt, Jr.